Exhibit 99.2

October 2011
Sleep Number . . .
Transforming a large, undifferentiated industry

Forward Looking Statements
Statements used in this news release relating to future plans, events, financial results or performance are forward-looking statements subject to certain risks and uncertainties including, among others, such factors as current general and industry economic trends; consumer confidence; the effectiveness of our marketing and sales programs, including advertising and promotional efforts;
consumer acceptance of our products, product quality and brand image; our ability to continue to improve our product line and product quality; warranty obligations; availability of attractive and cost-
effective consumer credit options; execution of our retail store distribution strategy; rising commodity costs and other inflationary pressures; our dependence on significant suppliers, including several sole-source suppliers and the vulnerability of suppliers to recessionary pressures; industry competition; risks of pending and potentially unforeseen litigation; increasing government regulations; the adequacy of our management information systems to meet the evolving needs of our business and evolving regulatory standards; our ability to attract and retain key employees; and
uncertainties arising from global events, such as terrorist attacks or a pandemic outbreak, or the threat of such events. Additional information concerning these and other risks and uncertainties is contained in our filings with the SEC, including our Annual Report on Form 10-K, and other periodic reports filed with the SEC. The company has no obligation to publicly update or revise any of the forward-looking statements in this presentation.

Sleep Number . . .
Transforming a large, undifferentiated industry

Large industry
. . . "one-size-fits-all"

Unique business model
. . . differentiated

Redefining comfort,
sleep and experience

<u>Sleep Number . . . An early stage and highly profitable growth opportunity</u>

- Compelling top line growth . . . today only 5% market share
- Accelerating earnings . . . >20% annual EPS growth potential over 3 years, higher near term
- Self-funding growth, strong balance sheet . . . substantial liquidity, no debt

3

$6 Billion U.S. Wholesale Industry[1]
($ in billions)
$7
$6
$5
$4
$3
$2
$1
$-
60%
55%
50%
45%
40%
35%
30%
25%
20%
15%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011E 2012E
Industry Sales $M
Premium Pct.
Specialty Pct.

Air

• 30 years consistent industry
 growth, reset in ’08/’09 . . .
 6% CAGR
• Premium (>$1,000) outpacing total
 industry growth
• Specialty also outpacing with
 consumer trend toward better sleep
• Significant growth opportunity in
 adjustable “air” segment
• SCSS = 5% market share in $’s;
 lead markets 2-3X
Innerspring
Foam
1Total Wholesale Sales based on ISPA 2010 Annual Report and ISPA Oct. 2011
Forecast. Premium percentages for 2012 are company estimates.
Competing in the industry sweet spot

We Believe
everyone is unique,
that there are no
mass-produced humans
and therefore
everyone has a
Sleep Number® setting.

Unique, vertically-integrated business model
Differentiated end-to-end brand experience
• 374 stores nationwide, supported by
 sleepnumber.com and call center

• Knowledgeable, tenured Sleep Experts and “white
 glove” home delivery and service
• Company-controlled customer touchpoints provide
 direct insight into product innovation and R&D
Flexible, cash advantaged supply chain
• Two plants (UT & SC), 10 hubs and 127 spokes
 support national distribution
• Build-to-order, JIT inventory translates to minimal
 inventory (15 turns in manufacturing)
• Negative 30-day cash conversion cycle
 - Cash receipt at time of order
 - Payables cycle tied to time of manufacture

Pillows
Blankets & Comforters
SmartFit™ Sheets
Pillowtop
Sleep Number® Mattress
Sleep Number® Mattress base

Proprietary products . . . real consumer benefits
Individualized comfort at the touch of a button
• 9 out of 10 couples prefer different mattress firmness
• Adjustable comfort on both sides…only with Sleep Number
Scientifically proven benefits
• 3rd party studies - improved sleep quality, reduced pain
• Superior consumer satisfaction - 20 pts higher
 than traditional mattresses
Broad product offering at competitive value
• Good/Better/Best mattresses, full range of bedding & bases
• Pricing starts at $699 (Queen Mattress)
Sleep Number Bed Series & Models (Queen Sets)
 Classic Series
c2
$999
c3
$1,299
c4
$1,599
 Performance Series
p5
$2,099
p6
$2,599
p7
$2,899
Innovation Series
i8
$3,199
i10
$4,699

Product
Marketing
Target
Customer
Distribution
Sustainable
Competitive
Advantages
Expanding consumer base through integrated
consumer-focused strategy

The product opportunity
• Value: Addressed price confusion in 2009;
 currently emphasizing accessibility (e.g.,
 queen mattresses starting @ $699)
• Core promise: Proprietary personalized
 comfort for individuals and couples
 – Sleep Number brand
 – “DualAir technology inside”
 – New “signature look”
• Innovation: Support brand development and
 re-engage owners
 – Enhance - e.g., line refresh 2011 Q2
 – Extend - e.g., AirFit pillow 2011 Q4
 – Evolve - e.g., R&D investment
• Margin: Goal to continue increasing gross
 margin over next 3 years
 – Sales/transaction - e.g., bedding, foundations
 – Pricing - e.g., +4% annualized taken in 2011

$120
$100
$80
$60
$40
$20
$0
16%
15%
14%
13%
12%
11%
10%
2006
2007
2008
2009
2010
2011E
Media Spend
Media % of Sales

38%
5%
57%
20%
41%
8%
32%
2009
2011

Media efficiency performance
Broad Reach
- National
Broad Reach
- Local
Digital
Media spend by type
Direct
Response
• Sleep Number: Recently consolidated
 brand in 2010
• Creative & Media: Evolving to reach a
 broader target customer, addressing
 proprietary benefits - including
 advantaged store experience
 – Local
 – National
• Value & Urgency: Media and
 merchandising targeted to mattress
 buying consumer holidays
• Sustainable Expansion: Integrated
 sales and marketing; leveraging selling
 expense now - preparing to leverage
 media longer-term
The marketing opportunity

New Store Economics
Build out costs (000’s) ~$320
Inventory (000’s) $15
Payback      12-18 months
First year sales target (000’s)      >$1,500
The distribution opportunity
• Company-controlled channel growth
 – Average sales/store leverage
 – Store expansion starts in 2012; 5-7% net
 expansion, >500 stores by 2015
• Market-based development for
 profitable expansion
 – Accelerate sustainable market share
 – Compete locally
• Customer experience leadership &
 innovation
 – New formats . . . non-mall stores
 – New designs . . . experiential
 – Advanced selling . . . selection, training,
 tenure

Key indicator of sustainable transformation

Average sales per store
Average Sales per Comp Store ($ in 000's)
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Store Count
600
500
400
300
200
100
0
$626
$817
$1,101
$1,247
$1,417
$1,493
$1,318
$984
$1,046
$1,295
$1,611
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Q3-11
Avg. Sales per Comp Store (ttm)
Ending Store Count

Net sales distribution of stores open >1 year
83
8
123
29
151
141
33
115
9
66
< $750k
$750k-$1M
$1.0M-$1.5M
$1.5M-$2.0M
>$2.0M
FY09
Q3-FY11 (ttm)

Today, every $100,000
increase in average
sales per store
• $38 million sales (+1 bed/store/week)
• ~ $11 million operating profit
• ~ $0.13 incremental EPS
Store growth adds incremental upside potential

Awareness
27%
20%
17%
Stores per Million
(target population)
6
4
2
Market Share
12%
7%
3%
St. Louis
Washington DC
San Francisco

Integrated marketing and retail demonstrate path
to increase market share

Net Sales ($ in millions)
$900
$800
$700
$600
$500
$400
$300
$200
$100
$262
$336
$458
$558
$690
$806
$799
$609
$544
$606
$703
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Q3-11 ttm 1
$100
$80
$60
$40
$20
$-
$(20)
$(40)
$(60)
Non-GAAP Net Operating Profit ($ in millions)
Net Sales
Pro Forma NOP/(loss)

NOP Rate	(4.9%)	5.5%	8.6%	8.0%	9.2%	9.7%	5.4%	(5.9%)	4.4%	8.6%	11.7%

1Q3-11 represents trailing 12 months
Early stage growth company . . . revenue and profit

	20091	20112	Potential by 2015	Drivers
Gross margin	60%	63%	#2-3 pts	• Supply chain leverage & efficiencies • Product innovation & pricing
Selling & Marketing %	50%	43%	$2-5 pts	• Store base leverage • Media mix & efficiency
G&A/other %	11%	9%	$0-1 pts	• Focus on core business
Operating margin	(1%)	12%	> 15%
1Trailing 12 months ended third quarter on a pro forma basis
2Trailing 12 months ended third quarter
The profit margin opportunity

Generating cash while funding high growth

Robust cash generation

$1
$10
$17
$42
$54
$62
$65
$70
$82
$90
$100
Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111 Q211 Q311

EBITDA ttm ($ in millions)

Rock solid balance sheet

($ in millions)	Dec. 2009	Dec. 2010	Sept. 2011
Cash & Marketable Securities	**$ 12**	**$ 76**	**$ 136**
Other Current Assets	42	41	46
Non-Current Assets	64	53	56
Total Assets	**$ 118**	**$ 170**	**$ 238**
Current Liabilities	80	97	113
Non-Current Liabilities	16	15	15
Total Liabilities	96	112	128
Shareholders' Equity	22	58	110
Total Liabilities and Equity	**$ 118**	**$ 170**	**$ 238**

15

Investment Summary . . . why now?
• SCSS emerged from 2008-2009 economic crisis a stronger company, prepared for an uncertain economy
 – Consolidated brand
 – Target customer expansion
 – Breakeven point lowered
 – Flexibility with short lead-time media and promotions
 – Balance sheet strength - $136 million cash & securities, no debt
 – Management team experience during the crisis and growth
• A unique and highly profitable growth opportunity
 – Sustained revenue/share growth
 – Continued profit leverage
 – Strong cash flow
 – Early stage development = opportune time

Appendix

Name	Age	Title	# yrs w/ SCSS	Previous experience
Bill McLaughlin	55	President & CEO	11	PepsiCo/Frito-Lay
Shelly Ibach	52	COO	4	Macy’s, Target Corporation
Kathy Roedel	51	EVP, Chief Technology & Services	6	GE Health Care
Wendy Schoppert	44	EVP & CFO	6	U.S. Bank, America West, Northwest, AMR
Mark Kimball	53	SVP & General Counsel	12	Oppenheimer, Wolff & Donnelly
Karen Richard	41	SVP, Human Capital	15	TCF Financial Corp
Experienced Management Team

70
60
50
40
30
20
10
0
63 %
61 %
62 %
61 %
56 %
56 %
59 %
48 %
50 %
45 %
48 %
50 %
49 %
51 %
14 %
13 %
13 %
12 %
13 %
14 %
15 %
Mar '07
Oct '07
July '08
Dec '08
Oct '09
Jan '11
Aug '11
Sleep Number
Spring 1
Spring 2

16
14
12
10
8
6
4
2
0
14 %
13 %
13 %
12 %
13 %
14 %
15 %
2 %
2 %
2 %
1 %
2 %
3 %
5 %
Mar '07
Oct '07
July '08
Dec '08
Oct '09
Jan '11
Aug '11

Unaided Brand Awareness
Unaided Store Awareness
Brand
Store
#1 Growth Opportunity . . .
Awareness & Consideration